UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Safeguard Scientifics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The following disclosures were included in a Current Report on Form 8-K filed by Safeguard Scientifics, Inc. concurrently herewith:

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2023

Safeguard Scientifics, Inc.

(Exact Name of registrant as Specified in Charter)

Pennsylvania	001-05620	23-1609753
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

150 N. Radnor Chester Rd., STE F-200 Radnor, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-293-0600

Not applicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($.10 par value)	SFE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On December 7, 2023, the Board of Directors of Safeguard Scientifics, Inc. (the “Company”) declared a special contingent cash dividend (the “Special Dividend”) of $0.35 per share of the Company’s issued and outstanding common stock, payable on December 28, 2023, to shareholders of record as of the close of business on December 19, 2023. The ex-dividend date will be December 29, 2023. On December 8, 2023, the Company issued a press release (the “Press Release”) regarding the Special Dividend. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

Number	Exhibit
99.1	Press Release, dated December 8, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safeguard Scientifics, Inc.

Date: December 8, 2023	By:	/s/ G. Matthew Barnard
	Name:	G. Matthew Barnard
	Title:	General Counsel

Exhibit 99.1

Safeguard Scientifics’ Board of Directors Declares

Contingent Cash Dividend of $0.35 Per Share

Radnor, PA, December 8, 2023 - Safeguard Scientifics, Inc. (Nasdaq:SFE) (“Safeguard” or the “Company”) today announced that on December 7, 2023, its Board of Directors (the “Board”) declared a special cash dividend of $0.35 per share, payable on December 28, 2023 to shareholders of record as of the close of business on December 19, 2023 (the “Record Date”).

The dividend is contingent on the adoption of amendments to the Company’s articles of incorporation effecting the reverse stock split and the forward stock split of the Company’s common stock at the Special Meeting of Shareholders to be held on December 15, 2023, and the Board thereafter giving effect to the Company’s previously announced plan to cease the registration of the Company’s common stock under the Securities Exchange Act of 1934, as amended, and to delist the Company’s common stock from trading on The Nasdaq Stock Market LLC (referred to as the “Transaction”). The terms of the stock splits and information about the overall going private Transaction are set forth in the definitive proxy statement and Schedule 13E-3 filed with the Securities and Exchange Commission (the “SEC”) by the Company.

This special cash dividend is consistent with the Company’s strategy to return value to shareholders, and the Board has declared this dividend using Safeguard’s excess cash that represents cash on hand less the amounts required to be retained to support Safeguard’s operations as a private company, satisfy its liabilities and pay costs of the stock splits and the proposed Transaction.

Since the payment of the dividend would represent more than 25% of the Company’s stock price on the declaration date of December 7, 2023, it is expected that the Company’s shares will trade with “due bills” representing an assignment of the right to receive the dividend from the Record Date through the closing of the Nasdaq Capital Market on the payment date of December 28, 2023 (this period of time representing the “Dividend Right Period”). Thus, the Company’s shares are expected to trade with this “due bill” and the assignment of the right to receive the dividend during the Dividend Right Period until the ex-dividend date of December 29, 2023, the first business day after the payment date.

Shareholders who sell their shares during the Dividend Right Period and prior to the ex-dividend date would be selling their right to the dividend and such shareholder will not be entitled to receive the dividend. Due bills obligate a seller of shares to deliver the dividend payable on such shares to the buyer and holder of the shares as of the payment date. The due bill obligations are settled customarily between the brokers representing the buyers and sellers of the shares. The Company has no obligation for either the amount of the due bill or the processing of the due bill. Buyers and sellers of the Company's shares should consult their broker before trading to be sure they understand the effect of Nasdaq's due bill procedures.

U.S. FEDERAL TAX TREATMENT OF THE DIVIDEND

The Company currently believes that, for U.S. federal tax purposes, the cash dividend will be treated as a return of capital to shareholders to the extent of their tax basis in Safeguard’s common stock.

The ultimate tax treatment of the dividend will be based on Safeguard’s current and accumulated earnings and profits for Safeguard’s year ending December 31, 2023. The process of determining current and accumulated earnings and profits requires a final determination of Safeguard’s financial results for the year and a review of certain other factors. The final determination of the tax treatment of the dividend will be based in part on factors that are outside of the control of Safeguard, including possible transactions involving our remaining companies, and which cannot be ascertained at this time. Accordingly, the expected tax treatment of the dividend is based upon currently available information and is subject to change. Safeguard expects to update information on the taxation of the dividend following the completion of 2023.

The return of capital dividend as reported on Form 8937 will be available on Safeguard’s website. The Form 8937 will be updated following the determination of Safeguard’s financial results for the year ended December 31, 2023 and a review of certain other factors.

The information set forth above is provided only for general use, and does not constitute a complete description of all of the U.S. federal tax consequences of the receipt of the special cash dividend or the ownership and disposition of Safeguard’s common stock. Shareholders should consult their own tax advisors concerning such consequences.

About Safeguard Scientifics

Historically, Safeguard Scientifics has provided capital and relevant expertise to fuel the growth of technology-driven businesses. Safeguard has a distinguished track record of fostering innovation and building market leaders that spans more than six decades. Safeguard is currently pursuing a focused strategy to value-maximize and monetize its ownership interests over a multi-year time frame to drive shareholder value. For more information, please visit www.safeguard.com.

Additional Information and Where to Find It

THIS PRESS RELEASE IS NOT A REQUEST FOR OR SOLICITATION OF A PROXY OR AN OFFER TO ACQUIRE OR SELL ANY SHARES OF COMMON STOCK. THE COMPANY FILED A DEFINITIVE PROXY STATEMENT AND OTHER REQUIRED MATERIALS, INCLUDING SCHEDULE 13E-3, WITH THE SEC CONCERNING THE TRANSACTION ON NOVEMBER 2, 2023 AND WILL FILE OR FURNISH OTHER RELEVANT MATERIALS WITH THE SEC, AS APPLICABLE. THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WERE FIRST MAILED OR OTHERWISE FURNISHED TO THE SHAREHOLDERS OF THE COMPANY ON NOVEMBER 2, 2023. THE COMPANY URGES ALL SHAREHOLDERS TO READ THE DEFNITIVE PROXY STATEMENT, AS WELL AS ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THOSE DOCUMENTS WILL INCLUDE IMPORTANT INFORMATION. A FREE COPY OF ALL MATERIALS THE COMPANY FILES WITH THE SEC, INCLUDING THE COMPANY’S SCHEDULE 13E-3 AND DEFINITIVE PROXY STATEMENT, ARE AVAILABLE AT NO COST ON THE SEC’S WEBSITE AT WWW.SEC.GOV. THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS FILED BY THE COMPANY MAY ALSO BE OBTAINED WITHOUT CHARGE BY DIRECTING A REQUEST TO SAFEGUARD SCIENTIFICS, INC., 150 N. RADNOR CHESTER RD., STE F-200, RADNOR, PA 19087, ATTENTION: CORPORATE SECRETARY.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed Transaction. A list of the names of such directors and executive officers and information concerning such participants’ ownership of common stock is set forth in the Company’s definitive proxy statement filed with the SEC on November 2, 2023. Additional information about the interests of those participants may also be obtained from reading such definitive proxy statement relating to the proposed Transaction, or by directing a request to Safeguard Scientifics, Inc., 150 N. Radnor Chester Rd., Ste F-200, Radnor, Pa 19087, Attention: Corporate Secretary.

Forward Looking Statements

This press release may contain forward-looking statements that are being made pursuant to the Private Securities Litigation Reform Act of 1995, which provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information so long as those statements are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed in the statement. Such forward-looking statements include statements about the amount and timing of Safeguard’s special cash dividend, as well as contingencies related to the payment of such dividend, the perceived benefits and costs of the proposed Transaction, and the timing and shareholder approval of the stock splits. Such forward-looking statements are subject to a number of known and unknown risks and uncertainties that could cause actual results, performance or achievements to differ materially from those described or implied in such forward-looking statements. Accordingly, actual results may differ materially from such forward-looking statements. The forward-looking statements relating to the proposed transaction are based on the Company’s current expectations, assumptions, estimates and projections about the Company and involve significant risks and uncertainties, including the many variables that may impact the Company’s projected cost savings, variables and risks related to consummation of the stock splits and the proposed transaction, SEC regulatory review of the Company’s filings related to the proposed transaction, and the continuing determination of the Board that the proposed transaction is in the best interests of all shareholders. The Company assumes no obligation for updating any such forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

SAFEGUARD CONTACT:

Mark Herndon

Chief Financial Officer

mherndon@safeguard.com